Exhibit 99.2

Blue Owl Technology Income Corp. (“OTIC”, “the Fund”) 3Q26 Tender Offer Frequently Asked Questions Q1. What is OTIC? How was it structured? Launched in May 2022, OTIC was intentionally designed as a perpetually offered, technology-focused non-traded BDC that provides investors access to the durable yield premiums of directly originated loans. This fund structure offers several investor-friendly features, including monthly subscriptions, monthly distributions, transparent reporting, and quarterly liquidity of up to 5% of aggregate outstanding shares, at NAV per share.1 OTIC’s quarterly share repurchase program was carefully designed to provide periodic liquidity while considering the duration of the Fund’s underlying assets. This liquidity feature supports OTIC’s investment strategy of delivering consistent monthly income and attractive risk-adjusted returns at a premium to public credit across market environments. Q2. What was OTIC’s Q3 tender offer? How much did investors request? During the third quarter of 2026, OTIC received an estimated total repurchase request of 39.0%2 of shares outstanding, as of June 30, 2026. OTIC will fulfill its tender offer of 5%, reflecting our commitment to balancing the interests of both tendering and remaining shareholders. All repurchase requests will be satisfied on a pro rata basis, representing approximately 13% of total shares tendered, pursuant to the terms of the tender offer. Q3. How does tender demand compare to the prior quarters? And to the broader industry? OTIC’s estimated third-quarter tender demand remained stable at $1.1 billion, consistent with the prior quarter’s $1.1 billion, or 38.1%, and down from $1.2 billion, or 40.4%, in the first quarter when demand peaked. OTIC’s requests remain elevated relative to the broader non-traded BDC industry, which we believe is due to its specialized investment mandate. Q4. How is OTIC positioned from a liquidity standpoint? OTIC’s robust liquidity profile not only supports the Fund’s ability to satisfy 5% tender offers1, as it has since inception, but also to potentially capitalize on today’s meaningfully improved market environment where we have observed wider spreads and stronger lender protections that can be accretive to the portfolio. As of August 31, 2026, OTIC had ample liquidity of $1.2 billion3, which is nearly 9 times the size of the current $135 million tender offer. The Fund does not need to sell a single private loan to satisfy the tender offer. Year-to-date, OTIC has received over $500 million in ordinary-course portfolio repayments, which covers all 2026 tender offers to-date.1 This highlights the thoughtful alignment between the portfolio’s natural liquidity generation and the Fund’s designed liquidity framework. Q5. How do I tender my shares in the future if I choose to do so? Unfulfilled repurchase requests do not carry over to the next tender offer and must be resubmitted in any future quarterly tender offer window, with the next expected in December 2026. 135805-003-Part-2 01Oct26 21:00 Page 22 1 FOR EXISTING INVESTORS AND FINANCIAL PROFESSIONAL USE ONLY. NOT FOR FURTHER DISTRIBUTION.

Blue Owl Technology Income Corp. (“OTIC”, “the Fund”) 3Q26 Tender Offer Frequently Asked Questions Q6. Is the tender activity the result of underperformance or stress in the portfolio? No. Credit quality remained resilient in 2026, supported by strong borrower fundamentals and a conservatively constructed portfolio. As of June 30, 2026, OTIC had limited non-accruals of just 0.3% of fair value7 and an average annual net gain of 6 cents for every $100 invested since inception.8 By comparison, a senior secured middle market loan index had an average annual net loss of 38 cents over the closest comparable period.8,9 We believe these results underscore the disconnect between the market’s concerns about AI disintermediating software and OTIC’s durable credit fundamentals. As of August 31, 2026, OTIC has delivered a strong quarter-to-date total return of 2.1% for Class I shareholders4, demonstrating the portfolio’s resiliency and earnings amid heightened market volatility. Since inception in May 2022, OTIC has delivered a 9.0% annualized total return for Class I shareholders, outperforming leveraged loans by over 205 basis points, high yield bonds by 230 basis points, and traditional bonds by 680 basis points.4,5 Income remains an important driver of OTIC’s returns, supported by strong credit quality and an attractive rate environment. Since November 2022, OTIC has paid a monthly base distribution of $0.07478 per share, which its Board has also declared through November 2026.6 This represented a 9.2% annualized distribution rate for OTIC Class I, as of August 31, 2026.6 We believe our ability to deliver these outcomes is underpinned by our dedicated ~40-person technology investing team, multi-channel sourcing capabilities, and a disciplined approach to portfolio construction and risk management. Q7. How is OTIC’s portfolio positioned? OTIC remains well positioned to navigate a more volatile market environment with its scaled and diversified portfolio of high-quality borrowers. As of August 31, 2026, OTIC’s portfolio at fair value was $5.0 billion, diversified across 168 companies and 38 industries. As of June 30, 2026, OTIC had an average position size of only 0.6%. This broad diversification limits the impact of any single investment or sector on the overall portfolio. The portfolio remains defensively constructed with 91% senior secured loans10 at 40% weighted-average loan-to value.11 OTIC’s portfolio companies are predominantly large, market leading businesses, with a weighted-average of $1.1 billion in revenue and $358 million in EBITDA, that continue to grow in revenue and EBITDA by high single-digits year-over year.11 Over 97% of the portfolio is also backed by well-resourced sponsors12, many of which are partnering with frontier lab companies to help portfolio companies adopt AI and strengthen their competitive positioning.13,14,15 Q8. What’s the opportunity in private credit today? In today’s software and technology market, we have observed wider credit spreads and stronger lender protections that can be accretive to portfolio earnings over time. As a scaled and disciplined lender, we are well-positioned to capitalize on these favorable market conditions by providing additional financing to existing software borrowers that not only possess the attributes to withstand technological change, but also are taking steps to evolve alongside an AI-driven landscape. Despite the recent recovery, software markets remain dislocated and slower deal flow has presented an opportunity for OTIC to deploy into high-conviction technology areas, such as life sciences and digital infrastructure, which have historically generated attractive, less correlated returns. 135805-003-Part-2 01Oct26 21:00 Page 23 Furthermore, the Federal Reserve increased base rates by 25 basis points in mid-September and has signaled the potential for another increase by year-end.16,17 With 98% of its debt portfolio in floating-rate loans, OTIC is well positioned to benefit from this rate environment as higher base rates can support portfolio yields and earnings power.18 We remain focused on capturing opportunities that can generate meaningful value for investors. 2 FOR EXISTING INVESTORS AND FINANCIAL PROFESSIONAL USE ONLY. NOT FOR FURTHER DISTRIBUTION.

Footnotes 1. Tender offers are subject to board approval. 2. The preliminary tender request results included herein are based on preliminary information, are subject to adjustment and should not be regarded as final. OTIC expects to announce the final results of its tender offer at a later date. 3. Liquidity is calculated as the sum of cash, available debt based on current borrowing base limitations, Level 2 assets, and unsettled trades. “Available debt based on current borrowing base limitations” reflect limitations related to each credit facility’s borrowing base. 4. As of August 31, 2026. Past performance is not a guarantee of future results. Returns are compounded monthly. Total return is calculated as the change in monthly NAV (assuming any dividends and distributions, net of shareholder servicing fees, are reinvested in accordance with the Company’s dividend reinvestment plan), if any, divided by the beginning NAV. Returns greater than one year are annualized. Returns reflect reinvestments of distributions and the deduction of ongoing expenses that are borne by investors, such as management fees, incentive fees, servicing fees, interest expense, offering costs, professional fees, director fees and other general and administrative expenses. An investment in the Company is subject to a maximum upfront sales load (Class S: 3.5%, Class D: 1.5%, Class I: No sales load) which will reduce the amount of capital available for investment. Operating expenses may vary in the future based on the amount of capital raised, the Adviser’s election to continue expense support, and other unpredictable variables. Total returns based on the max upfront fee load for an investor starting at the inception of the respective share class: Class S – May 1, 2022, Class D – May 1, 2022, Class I – May 1, 2022. Class I does not have upfront fees. Class S (With Max Sales Load): -1.90% (1-mo), -2.24% (3-mo), -4.13% (YTD), -1.43% (1-yr), 5.82% (3-yr), 7.22% (ITD) Class S (No Sales Load): 1.53% (1-mo), 1.18% (3-mo), -0.78% (YTD), 2.02% (1-yr), 7.04% (3-yr), 8.08% (ITD) Class D (With Max Sales Load): 0.08% (1-mo), -0.17% (3-mo), -1.85% (YTD), 1.11% (1-yr), 7.15% (3-yr), 8.35% (ITD) Class D (No Sales Load): 1.58% (1-mo), 1.33% (3-mo), -0.38% (YTD), 2.63% (1-yr), 7.68% (3-yr), 8.72% (ITD) Class I (No Sales Load): 1.60% (1-mo), 1.39% (3-mo), -0.21% (YTD), 2.88% (1-yr), 7.95% (3-yr), 8.99% (ITD) 5. Source: Bloomberg. Indices listed do not represent benchmarks for the funds but allow for comparison of a fund’s performance to an Index. An investor cannot invest directly in an index. Index performance does not reflect fees and expenses which may include management fees, access fund expenses, and administrative fees. Traditional Bonds represented by Bloomberg Barclays U.S. Aggregate Index. High Yield represented by the Bloomberg Barclays High Yield Index. Leveraged Loans represented by Morningstar LSTA U.S. Leveraged Loan Index. 6. As of August 31, 2026. Distribution payments are not guaranteed. Blue Owl Technology Income Corp. (“OTIC”) may pay distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital, offering proceeds, and advances or the deferral of fees and expense reimbursements. The annualized distribution rate shown is calculated by multiplying the September distribution per share declared (payable on or before October 30, 2026) by twelve and dividing the result by the August 31, 2026 NAV per share. The annualized distribution rate shown may be rounded and is presented net of applicable servicing fees (Class I: no servicing fee; Class D: 0.25%; Class S: 0.85%). The payment of future distributions is subject to the discretion of OTIC’s board of directors and applicable legal restrictions. Accordingly, there can be no assurance as to the amount or timing of any future distributions, and distributions may be reduced, suspended, or eliminated at any time. For further information, please see OTIC’s filings with the U.S. Securities and Exchange Commission at www.sec.gov. Annualized distribution rate: Class I: 9.20%, Class D: 8.96%, Class S: 8.36%. 7. As of June 30, 2026. Non-accrual rate represents the fair value of investments on non-accrual status divided by the fair value of the total portfolio. Loans are generally placed on non-accrual when there is reasonable doubt that principal or interest will be collected in full, at which time accrued interest is typically reversed. Loans may return to accrual status when amounts are brought current and are expected to remain current, subject to management judgement. 8. As of June 30, 2026. Average annual net gain/loss rate is calculated by averaging the ‘annual total net realized gain/loss rate’ since the fund’s inception through 2Q26. ‘Annual total net realized gain/loss rate’ is defined as the total net realized gain or loss for a given year, divided by the average quarterly investments at amortized cost for that year. Results are calculated at the portfolio level and do not reflect the deduction of management fees, incentive fees, financing costs, or expenses. This metric reflects realized activity only and does not include unrealized gains or losses; it is not a measure of total return. 9. Source: Cliffwater Direct Lending Index, “Quarterly Return History”, June 2026. Indices listed do not represent benchmarks for the funds but allow for comparison of a fund’s performance to an Index. An investor cannot invest directly in an index. Index performance does not reflect fees and expenses which may include management fees, access fund expenses, and administrative fees. Industry benchmark represented by CDLI-S. Cliffwater only produces data on a quarterly basis so the time period of this index is as of March 31, 2022, as it is closest to OTIC’s inception date of May 1, 2022. 10. As of August 31, 2026. Senior secured percentage is based on the fair value of the total portfolio. 11. As of June 30, 2026. Based on the fair value of the portfolio as reported in the second quarter 2026 financial statements, and reflects first-lien and second-lien loans, which represent 90.0% of the total debt portfolio based on fair value. Excludes certain investments that fall outside of our typical borrower profile. Borrower financials are derived from the most recently available portfolio company financial statements, have not been independently verified by Blue Owl, and may reflect a normalized or adjusted amount. Accordingly, Blue Owl makes no representation or warranty in respect of this information. 12. As of June 30, 2026. Sponsor-backed percentage backed is based on fair value of portfolio reported in 2Q26 financials, includes private equity and venture capital and excludes joint ventures and specialty finance vehicles. 13. Source: Wall Street Journal, “Private Equity Is Deploying an Army of AI Wonks to Embed in the Firms They Back”, August 21, 2026. 14. Source: OpenAI, “OpenAI launches the OpenAI Deployment Company to help businesses build around intelligence,” May 21, 2026. 15. Source: Bloomberg, “Thoma Bravo Signs Multiyear Deal With Google for AI Adoption,” April 15, 2026. 16. Source: Federal Reserve, “Federal Reserve Issues FOMC Statement”, September 16, 2026. 17. Source: Federal Reserve, “Summary of Economic Projections”, September 16, 2026. 18. As of August 31, 2026. Floating-rate is based on fair value of our debt investments.

Index definitions
Bloomberg U.S. Aggregate Bond index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset backed securities and commercial mortgage-backed securities.
Bloomberg U.S. Corporate High Yield Index measures the USD-denominated, high yield, fixed-rate corporate bond market.
Morningstar LSTA U.S. Leveraged Loan Index is designed to reflect the market-weighted performance of U.S. institutional leveraged loans.
Cliffwater Direct Lending Index – Senior (“CDLI-S”) is comprised primarily of senior and unitranche loans held within BDCs and was created to address the comparative performance of senior middle market loans and the entire universe of middle market loans represented by CDLI.
Index definitions
Bloomberg U.S. Aggregate Bond index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset backed securities and commercial mortgage-backed securities.
Bloomberg U.S. Corporate High Yield Index measures the USD-denominated, high yield, fixed-rate corporate bond market.
Morningstar LSTA U.S. Leveraged Loan Index is designed to reflect the market-weighted performance of U.S. institutional leveraged loans.
Cliffwater Direct Lending Index – Senior (“CDLI-S”) is comprised primarily of senior and unitranche loans held within BDCs and was created to address the comparative performance of senior middle market loans and the entire universe of middle market loans represented by CDLI. FOR EXISTING INVESTORS AND FINANCIAL PROFESSIONAL USE ONLY. NOT FOR FURTHER DISTRIBUTION.

Summary of risk factors An investment in Blue Owl Technology Income Corp. (“OTIC”) is speculative and involves a high degree of risk, including the risk of a substantial loss of investment, as well as substantial fees and costs, all of which can impact an investor’s return. The following are some of the risks involved in an investment in OTIC’s common shares; however, an investor should carefully consider the fees and expenses and information found in the “Risk Factors” section of the OTIC prospectus before deciding to invest: You should not expect to be able to sell your shares regardless of how OTIC performs. If you are able to sell your shares, you likely will receive less than your purchase price. OTIC does not intend to list its shares on any securities exchange and does not expect a secondary market in its shares to develop. OTIC has implemented a share repurchase program pursuant to which it intends to conduct quarterly repurchases of a limited number of outstanding shares of its common stock. OTIC’s board of directors has complete discretion to determine whether OTIC will engage in any share repurchase, and if so, the terms of such repurchase. OTIC’s share repurchase program will include numerous restrictions that limit your ability to sell your shares. As a result, share repurchases may not be available each month. While OTIC intends to continue to conduct quarterly tender offers as described above, it is not required to do so and may suspend or terminate the share repurchase program at any time. You should consider that you may not have access to the money you invest for an indefinite period of time. The incentive fees payable by OTIC to Blue Owl Technology Credit Advisors II LLC (the “Adviser”) may create an incentive for the Adviser to pursue investments that are riskier or more speculative than would be the case in the absence of such compensation arrangement. An investment in shares of OTIC’s common stock is not suitable for you if you need access to the money you invest. Because you will be unable to sell your shares, you will be unable to reduce your exposure in any market downturn. Distributions on OTIC’s common stock may exceed OTIC’s taxable earnings and profits. Therefore, portions of the distributions that OTIC pays may represent a return of capital to you for U.S. federal tax purposes. A return of capital is a return of a portion of your original investment in shares of OTIC common stock. As a result, a return of capital will (i) lower your adjusted tax basis in your shares and thereby increase the amount of capital gain (or decrease the amount of capital loss) realized upon a subsequent sale or redemption of such shares, and (ii) reduce the amount of funds OTIC has for investment in portfolio companies. OTIC has not established any limit on the extent to which it may use sources other than cash flows from operations to fund distributions. Distributions are not guaranteed. Distributions may also be funded in significant part, directly or indirectly, from (i) the waiver of certain investment advisory fees, that will not be subject to repayment to the Adviser and/or (ii) the deferral of certain investment advisory fees that will be subject to repayment to the Adviser and/or (iii) the reimbursement of certain operating expenses, that may be subject to repayment to the Adviser and its affiliates. Significant portions of distributions may not be based on investment performance. In the event distributions are funded from waivers and/or deferrals of fees and reimbursements by OTIC’s affiliates, such fundi ng may not continue in the future. If OTIC’s affiliates do not agree to reimburse certain of its operating expenses or waive certain of their advisory fees, then significant portions of OTIC’s distributions may come from sources other than cash flows from operations. The repayment of any amounts owed to OTIC’s affiliates will reduce future distributions to which you would otherwise be entitled. As required by the Investment Company Act of 1940, as amended (the “1940 Act”), a significant portion of OTIC’s investment portfolio is and will be recorded at fair value as determined in good faith by the Adviser, under the supervision of OTIC’s board of directors, pursuant to Rule 2a-5 under the 1940 Act. As a result, there is and will be uncertainty as to the value of OTIC’s portfolio investments. If a subscription request, including the full subscription amount, is not received in good order at least five business days prior to the first day of the month, the investor may not be eligible to purchase securities during that month’s offering. Accordingly, if the subscription is not withdrawn, such investor will not know the net asset value per share until the following month’s net asset value is determined, which will be a significant period of time from the initial subscription. The payment of fees and expenses will reduce the funds available for investment, the net income generated, the funds available for distribution and the book value of the common shares. In addition, the fees and expenses paid will require investors to achieve a higher total net return in order to recover their initial investment. Please see OTIC’s prospectus for details regarding its fees and expenses. OTIC invests in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. OTIC’s investment strategy focuses on technology-related companies, which are subject to many risks, including volatility, intense competition, shortened product life cycles, changes in regulatory and governmental programs and periodic downturns, and you could lose all or part of your investment. The Adviser and its affiliates face a number of conflicts with respect to OTIC. Currently, the Adviser and its affiliates manage other investment entities, including Blue Owl Capital Corporation, Blue Owl Capital Corporation II, Blue Owl Technology Finance Corp. and Blue Owl Credit Income Corp., and are not prohibited from raising money for and managing future investment entities that make the same types of investments as those OTIC targets. As a result, the time and resources that the Adviser devotes to OTIC may be diverted. In addition, OTIC may compete with any such investment entity also managed by the Adviser for the same investors and investment opportunities. Furthermore, the Adviser may face conflicts of interest with respect to services it may perform for companies in which OTIC invests as it may receive fees in connection with such services that may not be shared with OTIC. The information provided above is not directed at any particular investor or category of investors and is provided solely as general information about Blue Owl Capital Inc.’s products and services to regulated financial intermediaries and to otherwise provide general investment education. No information contained herein should be regarded as a suggestion to engage in or refrain from any investment -related course of action as Blue Owl Securities LLC, its affiliates, and OTIC are not undertaking to provide impartial investment advice, act as an impartial adviser, or give advice in a fiduciary capacity with respect to the materials presented herein. FOR EXISTING INVESTORS AND FINANCIAL PROFESSIONAL USE ONLY. NOT FOR FURTHER DISTRIBUTION.

Important information Unless otherwise noted the report date referenced herein is as of October 2, 2026. Past performance is not a guarantee of future results. The material presented is proprietary information regarding Blue Owl Capital Inc. (“Blue Owl”), its affiliates and investment program, funds sponsored by Blue Owl, including the Blue Owl Credit, Real Assets, and the GP Strategic Capital Funds (collectively the “Blue Owl Funds”) as well as investment held by the Blue Owl Funds. An investment in the Fund or other investment vehicle entails a high degree of risk. Investors should consider all of the risk factors set forth in the “Certain Risk Factors and Actual and Potential Conflicts of Interest” of the PPM or Prospectus, each of which could have an adverse effect on the Fund or other investment vehicle and on the value of Interests. An investment in the Fund or other investment vehicle is suitable only for sophisticated investors and requires the financial ability and willingness to accept the high risks and lack of liquidity associated with an investment in the Fund or other investment vehicle. Investors in the Fund or other investment vehicle must be prepared to bear such risks for an indefinite period of time. There will be restrictions on transferring interests in the Fund or other investment vehicle, and the investment performance of the Fund or other investment vehicle may be volatile. Investors must be prepared to hold their interests in the Fund or other investment vehicle until its dissolution and should have the financial ability and willingness to accept the risk characteristics of the Fund’s or other investment vehicle’s investments. There can be no assurances or guarantees that the Fund’s or other investment vehicles investment objectives will be realized that the Fund’s or other investment vehicle investment strategy will prove successful or that investors will not lose all or a portion of their investment in the Fund. Furthermore, investors should not construe the performance of any predecessor funds or other investment vehicle as providing any assurances or predictive value regarding future performance of the Fund. The views expressed and, except as otherwise indicated, the information provided are as of the report date and are subject to change, update, revision, verification, and amendment, materially or otherwise, without notice, as market or other conditions change. Since these conditions can change frequently, there can be no assurance that the trends described herein will continue or that any forecasts are accurate. In addition, certain of the statements contained in this material may be statements of future expectations and other forward-looking statements that are based on the current views and assumptions and involve known and unknown risks and uncertainties (including those discussed below) that could cause actual results, performance, or events to differ materially from those expressed or implied in such statements. These statements may be forward-looking by reason of context or identified by words such as “may, will, should, expects, plans, intends, anticipates, believes, estimates, predicts, potential or continue” and other similar expressions. Neither Blue Owl, its affiliates, nor any of Blue Owl’s or its affiliates’ respective advisers, members, directors, officers, partners, agents, representatives or employees or any other person (collectively the “Blue Owl Entities”) is under any obligation to update or keep current the information contained in this document. This material contains information from third party sources which Blue Owl has not verified. No representation or warranty, express or implied, is given by or on behalf of the Blue Owl Entities as to the accuracy, fairness, correctness or completeness of the information or opinions contained in this material and no liability whatsoever (in negligence or otherwise) is accepted by the Blue Owl Entities for any loss howsoever arising, directly or indirectly, from any use of this material or its contents, or otherwise arising in connection therewith. All investments are subject to risk, including the loss of the principal amount invested. These risks may include limited operating history, uncertain distributions, inconsistent valuation of the portfolio, changing interest rates, leveraging of assets, reliance on the investment advisor, potential conflicts of interest, payment of substantial fees to the investment advisor and the dealer manager, potential illiquidity, and liquidation at more or less than the original amount invested. Diversification will not guarantee profitability or protection against loss. Performance may be volatile, and the NAV may fluctuate. Performance Information: Where performance returns have been included in this material, OTIC has included herein important information relating to the calculation of these returns as well as other pertinent performance related definitions. OTIC intends to sell its shares at a net offering price that we believe reflects the net asset value per share as determined in accordance with the Fund’s share pricing policy. This material is for informational purposes only and is not an offer or a solicitation to sell or subscribe for any fund or other investment vehicle and does not constitute investment, legal, regulatory, business, tax, financial, accounting, or other advice or a recommendation regarding any securities of Blue Owl, of any fund or investment vehicle managed by Blue Owl, or of any other issuer of securities. Only a definitive offering document (i.e.: Prospectus or Private Placement Memorandum or other offering material) can make such an offer. Within the United States and Canada, securities are offered through Blue Owl Securities LLC, member of FINRA/SIPC, as Dealer Manager. Copyright© Blue Owl Capital Inc. 2026. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Blue Owl. It is delivered on an “as is” basis without warranty or liability by accepting the information, you agree to abide by all applicable copyright and other laws, as well as any additional copyright notices or restrictions contained in the information. FOR EXISTING INVESTORS AND FINANCIAL PROFESSIONAL USE ONLY. NOT FOR FURTHER DISTRIBUTION.

8855256.3 OTIC-FAQ-3Q26 FOR EXISTING INVESTORS AND FINANCIAL PROFESSIONAL USE ONLY. NOT FOR FURTHER DISTRIBUTION.